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                                                                   EXHIBIT 10.32

                          WEINGARTEN REALTY INVESTORS

                             REVOLVING CREDIT NOTE
                             ---------------------

$73,000,000                                                   September 20, 1995

        FOR VALUE RECEIVED, the undersigned, Weingarten Realty Investors, a Texas real estate investment trust, hereby promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Bank") the principal sum of SEVENTY-THREE MILLION AND 00/100 DOLLARS ($73,000,000) or the aggregate principal amount of Advances made pursuant to the Credit Agreement hereinafter mentioned and outstanding as of the maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, on or before the Termination Date, together with interest on any and all amounts remaining unpaid hereon from time to time from the date hereof until maturity, payable as described in the Credit Agreement, and at maturity, in the manner and at the rates per annum as set forth in the Credit Agreement dated as of November 22,1994, between the undersigned, the Bank in its own capacity and as Agent, and the other banks which are party thereto, as such agreement has been heretofore amended, as amended by that certain Fourth Amendment to Credit Agreement, dated as of even date herewith between the undersigned, the Bank in its own capacity and as Agent, and the other banks which are party thereto, and as hereafter amended or otherwise modified from time to time (the "Credit Agreement"). Capitalized terms used but not otherwise defined hereinafter shall have the same respective meanings ascribed to them as in the Credit Agreement.

        If any payment of principal or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made in the next succeeding business day, and such extension of time shall in such case be considered in computing interest in connection with such payment.

        Payments of both principal and interest are to be made in immediately available funds at the office of the Agent, 712 Main Street, Houston, Texas, or such other place as the holder shall designate in writing to the maker.

        If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through bankruptcy proceedings, or if suit is brought on this Note, the maker agrees to pay reasonable attorneys' fees in addition to all other amounts owing hereunder.

        This Note is the Note provided for in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments of principal hereof prior to the maturity




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hereof upon terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. It is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder, but notwithstanding such occurrences this Note shall remain valid and shall be in full force and effect as to Advances made pursuant to the Credit Agreement subsequent to each such occurrence.

        Except as expressly provided in the Credit Agreement, the maker and any and all endorsers, guarantors and sureties severally waive grace, notice of intent to accelerate, notice of acceleration, demand, presentment for payment, notice of dishonor or default, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

        With respect to the incurrence of certain liabilities hereunder and the making of certain agreements by the Borrower as herein stated, such incurrence of liabilities and such agreements shall be binding upon the Borrower only as a trust formed under the Texas Real Estate Investment Trust Act pursuant to that certain Restated Declaration of Trust dated March 23, 1988 (as it is amended from time to time), and only upon the assets of such Borrower. No Trust Manager or officer or other holder of any beneficial interest in the Borrower shall have any personal liability for the payment of any indebtedness or other liabilities incurred by the Borrower hereunder or for the performance of any agreements made by the Borrower hereunder, nor for any other act, omission or obligation incurred by the Borrower or by the Trust Managers except, in the case of a Trust Manager, any liability arising from his own wilful misfeasance ro malfeasance or gross negligence.


                                         WEINGARTEN REALTY INVESTORS


                                         By: [SIGNATURE APPEARS HERE]
                                             ____________________________
                                             Name: Joseph William Robertson, Jr.
                                             Title: Executive Vice President




                                       2

           Page 2 of Revolving Credit Note dated September 20, 1995,
                 in the original principal sum of $73,000,000,
       payable to the order of Texas Commerce Bank National Association